                                                                    EXHIBIT 10.1

                           PURCHASE AND SALE AGREEMENT


                              DATED OCTOBER 29 2001


                                  BY AND AMONG

                              ILEX ONCOLOGY, INC.,

                            ILEX ACQUISITIONS, INC.,

                                 MHOLDINGS TRUST

                                       AND

                        MILLENNIUM PHARMACEUTICALS, INC.

                                TABLE OF CONTENTS

                                                                                                              PAGE
1.       GENERAL DEFINITIONS.....................................................................................1

         1.1      Affiliate......................................................................................1

         1.2      Almedica Agreement.............................................................................1

         1.3      Antitrust Division.............................................................................1

         1.4      Article........................................................................................1

         1.5      Authorization..................................................................................1

         1.6      BTG............................................................................................1

         1.7      BTG Agreements.................................................................................2

         1.8      BTG License....................................................................................2

         1.9      BTG Sublicense.................................................................................2

         1.10     Closing........................................................................................2

         1.11     Closing Date...................................................................................2

         1.12     Code...........................................................................................2

         1.13     Contracts......................................................................................2

         1.14     Control........................................................................................2

         1.15     CTI Sublicense.................................................................................2

         1.16     Encumbrance....................................................................................2

         1.17     Exchange Act...................................................................................2

         1.18     FTC............................................................................................2

         1.19     Governmental Authority.........................................................................2

         1.20     Governmental Requirement.......................................................................2

         1.21     HSR Act........................................................................................3

         1.22     ILEX Stock.....................................................................................3

         1.23     ILEX Group.....................................................................................3

         1.24     Indemnified Party..............................................................................3

         1.25     Indemnifying Party.............................................................................3

         1.26     Intellectual Property..........................................................................3

         1.27     Intellectual Property Rights...................................................................3

         1.28     Knowledge......................................................................................3

         1.29     Losses.........................................................................................3


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                                TABLE OF CONTENTS
                                   (continued)

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
         1.30     LKS............................................................................................3

         1.31     Market Price...................................................................................3

         1.32     Material Adverse Effect........................................................................3

         1.33     Material Contracts.............................................................................4

         1.34     MRC License....................................................................................4

         1.35     MLNM Group.....................................................................................4

         1.36     Nasdaq.........................................................................................4

         1.37     Net Sales......................................................................................4

         1.38     Parties........................................................................................4

         1.39     Person.........................................................................................5

         1.40     Promissory Note................................................................................5

         1.41     Product........................................................................................5

         1.42     Product Business...............................................................................5

         1.43     Purchase Price.................................................................................5

         1.44     Qualified Financing............................................................................5

         1.45     SEC or Commission..............................................................................5

         1.46     SEC Documents..................................................................................5

         1.47     Section........................................................................................5

         1.48     Securities.....................................................................................5

         1.49     Securities Act.................................................................................5

         1.50     Securities Laws................................................................................5

         1.51     Stanford Sublicense............................................................................5

         1.52     Sublicense Agreements..........................................................................5

         1.53     Sublicensee....................................................................................5

         1.54     Subsequent Payment.............................................................................6

         1.55     Wellcome Agreement.............................................................................6

2.       PURCHASE AND SALE OF THE PARTNERSHIP INTEREST AND THE LLC INTEREST; CLOSING DATE........................6

         2.1      Purchase and Sale..............................................................................6

         2.2      Delivery of the Partnership Interest, the LLC Interest and Transfer Documents..................6


                                      -ii-
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                                TABLE OF CONTENTS
                                   (continued)

                                                                                                              PAGE
         2.3      Closing; Closing Date..........................................................................6

3.       PURCHASE PRICE..........................................................................................6

         3.1      Price and Payment..............................................................................7

         3.2      Subsequent Payments............................................................................7

         3.3      Sales Reports; Payments........................................................................9

         3.4      Audits.........................................................................................9

         3.5      Fractional Shares..............................................................................9

         3.6      Late Payments..................................................................................9

4.       REPRESENTATIONS AND WARRANTIES OF SELLER................................................................9

         4.1      Incorporation..................................................................................9

         4.2      Ownership......................................................................................9

         4.3      Contracts.....................................................................................10

         4.4      Effect of Agreement...........................................................................10

         4.5      Suits, Actions and Claims.....................................................................10

         4.6      Authorization.................................................................................11

         4.7      Securities Laws Matters.......................................................................11

         4.8      No Untrue Statements..........................................................................12

         4.9      Consents and Approvals........................................................................13

         4.10     Brokers or Finders............................................................................13

5.       REPRESENTATIONS AND WARRANTIES OF THE ILEX PARTIES.....................................................13

         5.1      Corporate Organization........................................................................13

         5.2      Consents and Approvals........................................................................13

         5.3      Status of Shares..............................................................................13

         5.4      Brokers or Finders............................................................................13

         5.5      Authorization.................................................................................14

         5.6      Compliance with Law...........................................................................14

         5.7      Authorization for ILEX Stock..................................................................14

         5.8      SEC Documents.................................................................................14

         5.9      Intellectual Property.........................................................................14

6.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES.............................................................15


                                     -iii-
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                                TABLE OF CONTENTS
                                   (continued)

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
         6.1      MLNM Parties..................................................................................15

         6.2      ILEX Parties..................................................................................15

7.       PRE-CLOSING COVENANTS..................................................................................15

         7.1      General.......................................................................................15

         7.2      Notices and Consents..........................................................................15

         7.3      Filings Under HSR Act.........................................................................15

         7.4      Notice of Developments........................................................................16

         7.5      Exclusivity...................................................................................16

         7.6      Contracts and Amendments......................................................................16

         7.7      Conduct of the Partnership and the General Partner............................................16

         7.8      Transition....................................................................................16

         7.9      Year-end Financial Statements.................................................................17

8.       CONDITIONS TO OBLIGATION TO CLOSE......................................................................17

         8.1      Conditions to Obligation of the ILEX Parties..................................................17

         8.2      Conditions to Obligation of each of the MLNM Parties..........................................17

9.       SPECIAL CLOSING AND POST-CLOSING COVENANTS.............................................................18

         9.1      General.......................................................................................18

         9.2      Use of Name of Seller.........................................................................19

         9.3      Insurance.....................................................................................19

         9.4      Tax Election..................................................................................19

         9.5      Distribution of Partnership Profits...........................................................19

         9.6      Regulatory Matters............................................................................19

         9.7      Ownership Restriction Agreement...............................................................19

         9.8      ILEX Diligence................................................................................19

         9.9      Release of Officers and Managers..............................................................19

         9.10     Intellectual Property License.................................................................20

         9.11     Guaranty......................................................................................20

         9.12     Transition Assistance.........................................................................20

         9.13     Records and Documents.........................................................................20

10.      REGISTRATION RIGHTS....................................................................................20

         10.1     Registration..................................................................................21
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                                TABLE OF CONTENTS
                                   (continued)
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
         10.2     Registration Procedures and Expenses..........................................................21

         10.3     Agreement by Seller...........................................................................22

         10.4     Allocation of Expenses........................................................................22

         10.5     Indemnification...............................................................................23

11.      NONDISCLOSURE OF CONFIDENTIAL INFORMATION..............................................................24

12.      INDEMNIFICATION........................................................................................25

13.      CONTRACT COVENANTS.....................................................................................25

14.      NOTICES................................................................................................27

15.      TERMINATION............................................................................................28

         15.1     Termination of Agreement......................................................................28

         15.2     Effect of Termination.........................................................................29

16.      GENERAL PROVISIONS.....................................................................................29

         16.1     Governing Law; Interpretation; Section Headings...............................................29

         16.2     Severability..................................................................................29

         16.3     Entire Agreement..............................................................................29

         16.4     Binding Effect................................................................................29

         16.5     Assignment....................................................................................29

         16.6     Amendment; Waiver.............................................................................30

         16.7     Counterparts..................................................................................30

         16.8     Facsimile Execution and Delivery..............................................................30

         16.9     Expenses......................................................................................30

         16.10    Effect of Due Diligence.......................................................................30

         16.11    Press Releases and Public Announcements.......................................................30

         16.12    No Third Party Beneficiaries..................................................................30

         16.13    Construction..................................................................................31

         16.14    Incorporation of Exhibits.....................................................................31

         16.15    Specific Performance..........................................................................31

         16.16    Remedies Cumulative...........................................................................31


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                           PURCHASE AND SALE AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT (this "Agreement") dated October 29 2001, among ILEX Oncology, Inc., a Delaware corporation ("ILEX"), ILEX Acquisitions, Inc., a Delaware corporation and wholly-owned subsidiary of ILEX ("Purchaser" and, together with ILEX, the "ILEX Parties"), Millennium Pharmaceuticals, Inc., a Delaware corporation ("Seller") and mHoldings Trust, a Massachusetts business trust and wholly-owned subsidiary of the Seller (the "Trust" and, together with the Seller, the "MLNM Parties").

         WHEREAS, Seller as of the date hereof owns 49.5 units (the "Partnership Interest") of Millennium & ILEX Partners, L.P., a Delaware limited partnership (the "Partnership"), and 50 Class A membership units (the "LLC Interest") of Millennium & ILEX, L.L.C., a Delaware limited liability company and the general partner of the Partnership (the "General Partner");

         WHEREAS, ILEX Products, Inc. owns 49.5 units of the Partnership and the remaining 50 Class A membership units of the General Partner and the General Partner owns the remaining 1 unit of the Partnership; and

         WHEREAS, subject to the terms and conditions contained herein, Seller has agreed to assign, transfer, convey, license or sublicense, as applicable, to Purchaser all of its rights, title and interests in and to (i) the Intellectual Property, (ii) the Partnership Interest and (iii) the LLC Interest.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Seller, the parties hereto hereby agree as follows:

         1. GENERAL DEFINITIONS. For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

         1.1 Affiliate. "Affiliate" of any Person shall mean any Person Controlling, Controlled by or under common Control with such Person.

         1.2 Almedica Agreement. "Almedica Agreement" shall mean that certain contract dated January 13, 1998 between Almedica Europe Limited, Almedica Services Corp. and Seller, as successor in interest to LKS.

         1.3 Antitrust Division. "Antitrust Division" shall have the meaning assigned to it in Section 7.3.

         1.4 Article. "Article" shall mean an Article of this Agreement unless otherwise stated.

         1.5 Authorization. "Authorization" shall mean any consent, approval or authorization of, expiration or termination of any waiting period requirement (including pursuant to the HSR Act) by, or filing, registration, qualification, declaration or designation with, any Governmental Authority.

         1.6 BTG. "BTG" shall mean BTG International Ltd.

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         1.7 BTG Agreements. "BTG Agreements" shall mean, collectively, the BTG
License, the BTG Sublicense and the Wellcome Agreement.

         1.8 BTG License. "BTG License" shall mean that certain License Agreement dated March 31, 1997, between BTG, as successor in interest to BTG Group Limited, and Seller, as successor in interest to LKS, as such agreement has been amended by (a) Deed of Variation dated May 19, 1998, (b) Supplemental Agreement dated May 19, 1998, (c) Letter from LKS dated August 11, 1999, to BTG regarding exercise of options under the License Agreement, and (d) Further Deed of Variation dated August 23, 1999.

         1.9 BTG Sublicense. "BTG Sublicense" shall mean that certain License Agreement dated May 2, 1997, between the Partnership and Seller, as successor in interest to LKS.

         1.10 Closing. "Closing" shall have the meaning assigned thereto in
Section 2.3.

         1.11 Closing Date. "Closing Date" shall have the meaning assigned thereto in Section 2.3.

         1.12 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.13 Contracts. "Contracts" shall mean the agreements listed on Exhibits A-1, A-2 and A-3 hereto.

         1.14 Control. "Control" and all derivations thereof shall mean the ability to either (a) vote (or direct the vote of) 50% or more of the voting interests in any Person or (b) direct the affairs of another, whether through voting power, contract or otherwise.

         1.15 CTI Sublicense. "CTI Sublicense" shall mean that certain Sublicense Agreement dated December 1, 2000 between Seller and the Partnership.

         1.16 Encumbrance. "Encumbrance" shall mean any security interest, mortgage, pledge, trust, claim, lien, charge, option, defect, restriction, encumbrance or other right or interest of any third Person of any nature whatsoever.

         1.17 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         1.18 FTC. "FTC" shall have the meaning assigned to it in Section 7.3.

         1.19 Governmental Authority. "Governmental Authority" shall mean any and all foreign, federal, state or local governments, governmental institutions, public authorities and governmental entities of any nature whatsoever, and any subdivisions or instrumentalities thereof, including, but not limited to, departments, boards, bureaus, commissions, agencies, courts, administrations and panels, and any divisions or instrumentalities thereof, whether permanent or ad hoc and whether now or hereafter constituted or existing.

         1.20 Governmental Requirement. "Governmental Requirement" shall mean any and all applicable laws (including, but not limited to, applicable common law principles), statutes, ordinances, codes, rules, regulations, interpretations, guidelines, directions, orders, judgments,

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writs, injunctions, decrees, decisions or similar items or pronouncements, promulgated, issued, passed or set forth by any Governmental Authority in effect as of Closing.

         1.21 HSR Act. "HSR Act " shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         1.22 ILEX Stock. "ILEX Stock" shall mean the common stock, $.01 par value, of ILEX.

         1.23 ILEX Group. "ILEX Group" shall have the meaning assigned to it in
Section 12.

         1.24 Indemnified Party. "Indemnified Party" shall have the meaning assigned to it in Section 10.5(c).

         1.25 Indemnifying Party. "Indemnifying Party" shall have the meaning assigned to it in Section 10.5(c).

         1.26 Intellectual Property. "Intellectual Property" shall mean (i) all discoveries, inventions, developments, modifications, innovations, ideas, updates, enhancements, improvements, writings or rights and (ii) any methods, techniques, trade secrets, know-how, data, documentation, regulatory and other information, and other intellectual property of any kind, in each case whether or not protectible under patent, trademark, copyright or similar laws, that are conceived, discovered, invented, developed, created, made or reduced to practice by or on behalf of Seller prior to the Closing Date and that relate to or are reasonably useful in the Product Business. Intellectual Property shall include rights acquired by Seller from a third party only if and solely to the extent that Seller has the right to sublicense the same to a third party.

         1.27 Intellectual Property Rights. "Intellectual Property Rights" shall have the meaning assigned to it in Section 5.9.

         1.28 Knowledge. "Knowledge" or any like expression means the actual knowledge of such person or such entity's officers, after reasonable investigation consistent with the ordinary course management of such entity and shall include information contained in such entity's records which would be discovered after diligent investigation.

         1.29 Losses. "Losses" shall have the meaning assigned to it in Section 12.

         1.30 LKS. "LKS" shall mean Leukosite, Inc.

         1.31 Market Price. "Market Price" shall mean the average of the last sale prices of a share of ILEX Stock for the 20 consecutive trading days immediately prior to the trading day prior to a given date as reported by the National Association of Securities Dealers Automated Quotation System.

         1.32 Material Adverse Effect. "Material Adverse Effect" on or with respect to an entity (or group of entities taken as a whole) means any state of facts, event, change or effect that has had, or would reasonably be expected to have, a material adverse effect on (a) the business, properties, results of operations or financial condition, or prospects of such entity (or, if with respect thereto, of such group of entities taken as a whole), except for matters generally affecting

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the industry in which such entity and its subsidiaries conduct business (in each such case, however, only to the extent the entity or group of entities is not affected disproportionately), or (b) the ability of such entity (or group of entities) to consummate the transactions contemplated under this Agreement.

         1.33 Material Contracts. "Material Contracts" shall mean the BTG Agreements and the contracts and agreements listed on Exhibit A-2.

         1.34 Miscellaneous Contracts. "Miscellaneous Contracts" shall mean the contracts listed in Exhibit A-3.

         1.35 MRC License. "MRC License" shall mean the Agreement dated July 12, 1999 between the Medical Research Council and Seller, as successor in interest to LKS.

         1.36 MLNM Group. "MLNM Group" shall have the meaning assigned to it in
Section 12.

         1.37 Nasdaq. "Nasdaq" shall mean the Nasdaq National Market.

         1.38 Net Sales. "Net Sales" shall mean with respect to Product that sum determined by deducting from the gross amount invoiced by an ILEX Party, Schering AG, its subdistributors and any other distributor of the Product and any of their Affiliates and non-Affiliate sublicensees (collectively, the "Distributors"), for Product sold for use in the United States and its territories and possessions in an arms length transaction to customers who are not Distributors: (i) transportation charges and insurance charges relating thereto; (ii) trade, quantity or cash discounts, to the extent allowed; (iii) rebates, chargebacks, credits or allowances, if any, given or made on account of price adjustments, or returns, to the extent made; (iv) any and all Federal, state or local government rebates, whether in existence now, or enacted at any time during the term of this Agreement, to the extent made; (v) any tax (not including income taxes or similar taxes), customs duty, excise or other governmental charge upon or measured by the production, sale, transportation, delivery or use of the Product; and (vi) reasonable allowance for bad debts not to exceed one percent of gross amount invoiced; in each case determined in accordance with the Distributors' normal internal accounting practices and United States Generally Accepted Accounting Principles.

         For the purpose of calculating Net Sales, the Parties recognize that
(a) a Distributor's customers may include entities in the chain of commerce who enter into agreements with the Distributor as to price even though title to the Product does not pass directly from the Distributor to such customers, and even though payment for such Product is not made by such customers directly to the Distributor; and (b) in such cases chargebacks paid by the Distributor to or through a third party (such as a wholesaler) can be deducted from gross revenue in order to calculate Net Sales. Any deductions listed above which involve a payment by a Distributor shall be taken as a deduction against aggregate sales for the period in which the payment is made or deduction is taken.

         In the event that a Distributor sells through or to a subdistributor, or Distributor sells through an Affiliate, then Net Sales shall be calculated based on the amount invoiced by the Distributor or its Affiliates or their subdistributors to an entity that is not an Affiliate or subdistributor.

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         1.39 Parties. "Parties" or "parties" shall mean collectively the ILEX
Parties and the MLNM Parties.

         1.40 Person. "Person" shall mean any natural person, any Governmental Authority and any entity, the separate existence of which is recognized by any Governmental Authority or Governmental Requirement, including, but not limited to, corporations, partnerships, joint ventures, joint stock companies, trusts, estates, companies and associations, whether organized for profit or otherwise.

         1.41 Promissory Note. "Promissory Note" shall have the meaning assigned to it in Section 3.2(a).

         1.42 Product. "Product" shall mean the humanized antibody directed against CD-52 known as Campath 1H and any product containing such antibody as an active ingredient.

         1.43 Product Business. "Product Business" shall mean the business related to the Product.

         1.44 Purchase Price. "Purchase Price" shall have the meaning assigned to it in Section 3.1.

         1.45 Qualified Financing. "Qualified Financing" shall mean any securities offering by ILEX which, together with any other securities offering(s) completed by ILEX after the date hereof, results in any of the ILEX Parties receiving gross aggregate proceeds of at least $60,000,000.

         1.46 SEC or Commission. "SEC" or "Commission" shall mean the United States Securities and Exchange Commission.

         1.47 SEC Documents. "SEC Documents" shall have the meaning assigned to it in Section 4.7(d).

         1.48 Section. "Section" shall mean a section of this Agreement unless otherwise stated.

         1.49 Securities. "Securities" shall have the meaning assigned to it in
Section 4.7(a).

         1.50 Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

         1.51 Securities Laws. "Securities Laws" shall have the meaning assigned to it in Section 4.7(a).

         1.52 Stanford Sublicense. "Stanford Sublicense" shall mean that certain Sublicense Agreement dated January 31, 2001 between Seller and the Partnership.

         1.53 Sublicense Agreements. "Sublicense Agreements" shall mean, collectively, the BTG Sublicense, the Wellcome Sublicense, the MRC Sublicense, the CTI Sublicense and the Stanford Sublicense.

         1.54 Sublicensee. "Sublicensee" shall mean in the case of (i) the BTG Sublicense, the MRC Sublicense, the CTI Sublicense and the Stanford Sublicense: the Partnership (and its successors and assigns); and (ii) the Wellcome
Sublicense: ILEX or ILEX's designee (and its successors and assigns).

         1.55 Subsequent Payment. "Subsequent Payment" shall have the meaning assigned to it in Section 3.2.

         1.56 Wellcome Agreement. "Wellcome Agreement" shall mean that certain Material Release Agreement dated 30 September 1996, between Glaxo Wellcome Research and Development and LKS.

         2. PURCHASE AND SALE OF THE PARTNERSHIP INTEREST AND THE LLC INTEREST; CLOSING DATE.

         2.1 Purchase and Sale. Subject to the terms and conditions herein contained, Seller agrees to sell, convey, assign, transfer, deliver, license or sublicense, as applicable, the Intellectual Property, the Partnership Interest and the LLC Interest to Purchaser at the Closing, free and clear of any Encumbrances incurred on or before the Effective Date, except as provided in this Agreement. Subject to the terms and conditions herein contained, Purchaser agrees to purchase or otherwise acquire from Seller rights to the Intellectual Property, the Partnership Interest and the LLC Interest in consideration for the Purchase Price payable as set forth in Article 3.

         2.2 Delivery of the Partnership Interest, the LLC Interest and Transfer Documents. At the Closing, subject to the terms and conditions herein, Seller shall take all steps necessary to put Purchaser in possession of the Intellectual Property, the Partnership Interest and the LLC Interest, free and clear of any Encumbrances incurred on or before the Effective Date, except (i) as provided in this Agreement and (ii) with respect to the Intellectual Property contained in any Contract, the rights of any third party that are set forth in such Contract. At the Closing, the Purchaser and Seller shall execute and deliver to the other a General Conveyance, Transfer and Assignment Agreement covering the Partnership Interest and the LLC Interest, in substantially the form attached hereto as Exhibit B, and such other duly executed transfer and release documents as Purchaser shall reasonably request to evidence the transfer, license or sublicense of the Intellectual Property to Purchaser and/or the Partnership free and clear of any Encumbrances incurred on or before the Effective Date, except (i) as provided in this Agreement and (ii) with respect to the Intellectual Property contained in any Contract, the rights of any third party that are set forth in such Contract.

         2.3 Closing; Closing Date. Subject to the terms and conditions herein contained, the consummation of the transactions referenced above shall take place (the "Closing") on December 31, 2001, at 10:00 a.m. local time (the "Effective Date") at the offices of Fulbright & Jaworski L.L.P., 300 Convent Street, Suite 2200, San Antonio, Texas, or at such other time, date and place as ILEX and Seller shall in writing designate. The date of the Closing is referred to herein as the "Closing Date."

         3. PURCHASE PRICE.

         3.1 Price and Payment. Subject to adjustment as provided in Section 3.2, the aggregate consideration (the "Purchase Price") to be paid by ILEX to Seller or the Trust (as provided below) for the rights to the Intellectual Property, the Partnership Interest and the LLC Interest is as follows:

             (a) $20,000,000, to be paid to Seller in cash at Closing by wire transfer of immediately available funds to an account or accounts previously designated by the Seller prior to the Closing, plus

             (b) $40,000,000, to be paid to Seller in cash on the first anniversary of the Effective Date, or if the Effective Date is not a business day, the last business day immediately prior to the Effective Date, by wire transfer of immediately available funds to an account or accounts previously designated by the Seller prior to the first anniversary of the Closing Date, plus

             (c) $40,000,000, to be paid to Seller in cash on the second anniversary of the Effective Date, or if the Effective Date is not a business day, the last business day immediately prior to the Effective Date, by wire transfer of immediately available funds to an account or accounts previously designated by the Seller prior to the second anniversary of the Closing Date, however, $20,000,000 of this amount will be paid to Seller 45 days after the end of the calendar quarter in 2003 in which the Net Sales of Product for 2003 equals or exceeds $15,000,000, plus

             (d) $40,000,000, to be paid to Seller in cash on the third anniversary of the Effective Date, or if the Effective Date is not a business day, the last business day immediately prior to the Effective Date, by wire transfer of immediately available funds to an account or accounts previously designated by the Seller prior to the third anniversary of the Closing Date, however, $20,000,000 of this amount will be paid to Seller 45 days after the end of the calendar quarter in 2004 in which the Net Sales of Product for 2004 equals or exceeds $15,000,000, plus

             (e) additional payments beginning in 2005 in accordance with a budget to be agreed upon between the Seller and the Purchaser, such payments to be paid by Purchaser to Seller in cash by wire transfer of immediately available funds to an account or accounts previously designated by the Seller.

         3.2 Subsequent Payments.

             (a) The payments set forth in Sections 3.1(b), (c) and (d) (individually, a "Subsequent Payment" or collectively, the "Subsequent Payments") shall not be payable with respect to any Subsequent Payment, if the Net Sales of Product are less than $15,000,000 in the calendar year in which such Subsequent Payment is payable. The Subsequent Payments shall be evidenced by the promissory note attached hereto as Exhibit C (the "Promissory Note"), which shall be delivered to Seller at Closing. In the event ILEX does not make any Subsequent Payment for the reason set forth in the first sentence of this
Section 3.2(a), then ILEX's obligation to make the Subsequent Payments shall resume once the Net Sales of Product are equal to or greater than $15,000,000 in any given calendar year and the date on which each unpaid Subsequent Payment shall be due shall be extended by the number of years that ILEX was not obligated to make a Subsequent Payment.

             (b) Notwithstanding the provisions of Sections 3.1(b), (c) and (d) requiring the Subsequent Payments to be paid in cash, with regard to any Subsequent Payments due prior to the completion of a Qualified Financing, ILEX may, at its option, make up to (x) fifty percent (50%) of the Subsequent Payment required under Section 3.1(b) and (y) sixty-three percent (63%) (inclusive of the amounts set forth in Section 3.2(c)) of any such Subsequent Payment required under Sections 3.1(c) and (d) in shares of ILEX Stock in lieu of cash (the "Stock Consideration"); provided that (i) the resale of such ILEX Stock must be registered under an effective registration statement on Form S-3 under the Securities Act as of the date of such issuance; (ii) as of the time of such issuance, the ILEX Stock shall continue to be listed on Nasdaq; (iii) on the date of issuance, trading in ILEX Stock shall not have been suspended, other than a temporary suspension of trading to provide for an orderly market; (iv) ILEX shall be current in its reporting obligations under the Exchange Act; (v) such issuance would not cause the MLNM Parties and their Affiliates to hold in excess of 19.9% of the ILEX Stock then outstanding; and (vi) no action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent the issuance of such ILEX Stock or
(B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling or charge shall be in effect); (vii) ILEX shall have delivered to Seller a certificate to the effect that each of the conditions specified in this Section 3.2(b) are satisfied in all respects; and (viii) provided that Seller has complied with its covenants and agreements in Section 7.3, all applicable waiting periods (and any extensions thereof) under the HSR Act shall have expired or otherwise been terminated and the Parties shall have received all other authorizations, consents and approvals of any Governmental Authority required in connection with the issuance of the ILEX Stock. The number of shares of ILEX Stock issuable pursuant to this Section 3.2(b) in lieu of a cash portion of a Subsequent Payment shall be equal to the quotient obtained by dividing the cash amount of such portion of a Subsequent Payment by the Market Price of ILEX Stock on the date such Subsequent Payment is to be paid. ILEX shall provide Seller with forty-five (45) days' advance notice of its intent to pay any portion of a Subsequent Payment in shares of ILEX Stock and the amount of such portion to be paid in ILEX stock and shall issue such shares of ILEX Stock in the name of the Trust or a designee named by Seller provided any such designee shall deliver an officer's certificate to ILEX setting forth equivalent representations and warranties as set forth in Section 4.7 hereof. Notwithstanding the above, in the event ILEX merges with or into another entity, sells all or substantially all of its assets or, directly or indirectly, sells or assigns, all or substantially all of its rights to the Product or all or substantially all of its right to receive revenues or profits based on sales of the Product, then ILEX shall lose the ability provided in Sections 3.2(b) or 3.2(c) to make any portion of any Subsequent Payment in equity.

             (c) Notwithstanding the completion of a Qualified Financing by ILEX, up to 25% of the payments due in Section 3.1(c) can be made by ILEX, at its option, in shares of ILEX Stock in lieu of cash. Notwithstanding the completion of a Qualified Financing by ILEX, up to 25% of the payments due in
Section 3.1(d) can be made by ILEX, at its option, in shares of ILEX Stock in lieu of cash; provided, that all the conditions precedent to the issuance of Stock Consideration set forth in Section 3.2(b) shall have been met. The number of shares of ILEX Stock issuable pursuant to this Section 3.2(c) in lieu of a cash portion of a Subsequent Payment shall be equal to the quotient obtained by dividing the cash amount of such portion of a

Subsequent Payment by the Market Price of ILEX Stock on the date such Subsequent Payment is to be paid.

         3.3 Sales Reports; Payments. Within sixty (60) days after the end of each calendar quarter beginning with the first quarter of 2002, ILEX shall submit to the Seller a report, providing in reasonable detail an accounting of all Net Sales made during such calendar quarter and the calculation of the applicable payment under Section 3.1(e). Concurrently with such report ILEX shall pay to the Seller all payments payable by it under Section 3.1(e) as indicated in the report.

         3.4 Audits. The ILEX Parties shall keep complete and accurate records of the underlying Net Sales data relating to the reports and payments required by Sections 3.1, and 3.3. The Seller shall have the right once annually at its own expense to have an independent, certified public accountant, selected by the Seller, review any such records of the ILEX Parties and the Partnership in the location(s) where such records are maintained by the ILEX Parties and the Partnership upon reasonable notice and during regular business hours and subject to the obligations of confidence provided in Article 11, for the sole purpose of verifying the basis and accuracy of payments made under Sections 3.1 and 3.2, in each case within the prior three (3) year period. If the review of such records reveals that the ILEX Parties have failed to accurately report information pursuant to Sections 3.2 or 3.3, then the ILEX Parties shall promptly pay to the Seller any resulting amounts due under Sections 3.1 or 3.2, together with interest calculated in the manner provided in Section 3.6. If any amounts due under Sections 3.1 or 3.2 as a result of such audit are greater than five percent (5%) of the amounts actually due for a calendar year under Section 3.1 or 3.2, as applicable, the ILEX Parties shall pay the reasonable costs of such review.

         3.5 Fractional Shares. Notwithstanding the provisions of Section 3.1 or 3.2, no certificates or scrip representing fractional shares of ILEX Stock shall be issued to the Trust. In the event that the Trust shall be entitled to any fractional share interest, then any fractional amount shall be rounded up to the nearest whole share.

         3.6 Late Payments. The Purchaser shall pay interest to the Seller on the aggregate amount of any payments that are not paid on or before the date such payments are due under this Agreement at a rate per annum equal to the lesser of the prime rate of interest plus two percent (2%), as reported by The Wall Street Journal, or the highest rate permitted by applicable law, calculated on the number of days such payments are paid after the date such payments are due.

         4. REPRESENTATIONS AND WARRANTIES OF SELLER. The mlnm Parties jointly and severally represent and warrant to the ILEX Parties as follows:

         4.1 Incorporation. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust is a business trust duly organized and validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

         4.2 Ownership. Seller has good and marketable title to the Partnership Interest and the LLC Interest free and clear of all Encumbrances. To Seller's Knowledge, (i) Seller does not own any patents, patent applications, or patent disclosures that relate to or are reasonably useful in the Product Business;
(ii) Seller does not own any trademarks, trademark applications, service marks, trade names, domain names, or uniform resource locators or registered copyrights that relate to or are reasonably useful in the Product Business (other than the Millennium name, logo, and any derivations thereof); (iii) Seller has no license to use any patents, patent applications or patent disclosures that relate to or are reasonably useful in the Product Business other than as set forth in the Material Contracts; and (iv) Seller has not licensed to any third party the right to use any Intellectual Property to make, have made, use, sell, have sold or import Product for commercial purposes.

         4.3 Contracts. Seller is not a party to any contract or agreement, whether written or oral, that is directly related to the Product Business other than the Contracts and any agreements to which any of the ILEX Parties is also a party. All of the Contracts are valid, binding and in full force and effect in accordance with their terms and conditions, and there is no existing default thereunder or material breach thereof by Seller, or, to the Knowledge of Seller, by any other party to a Contract, or any conditions which, with the passage of time or the giving of notice or both, might reasonably constitute such a material default by Seller, or, to the Knowledge of Seller, by any other party to a Contract. There are no pending or, to the Knowledge of Seller, threatened disputes with respect to the Contracts. There are no facts or circumstances currently existing which obligate Seller to pay any liquidated damages under any of the Contracts and to the Knowledge of Seller, there are no facts or circumstances that could reasonably be expected to result in an obligation of Seller to pay any such liquidated damages. Copies of all of the Material Contracts have previously been delivered by Seller to the ILEX Parties, and such copies are true, complete and accurate and include all amendments, supplements or modifications thereto.

         4.4 Effect of Agreement. Assuming the representations and warranties of the ILEX Parties are correct, except for the requirements contemplated by
Section 7.3, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, transfer, license or sublicense of the Intellectual Property, Partnership Interest and the LLC Interest contemplated by
Section 2.1 of this Agreement will not (a) violate any provision of the Certificate of Incorporation, Deed of Trust or other charter documents or bylaws of the MLNM Parties (as applicable); (b) result in any violation of any Governmental Requirement applicable to Seller or the Intellectual Property; (c) conflict with, or result in any breach of, or default or loss of any right under (or an event or circumstance that, with notice or the lapse of time, or both, would result in a default), or the creation of an Encumbrance pursuant to, or cause or permit the acceleration prior to maturity or "put" right with respect to, any obligation under, any contract, indenture, mortgage, deed of trust, lease, loan agreement or other agreement or instrument to which any of the Intellectual Property, Partnership Interests and LLC Interest are subject; (d) relieve any Person of any obligation (whether contractual or otherwise) or enable any Person to accelerate or terminate any such obligation or any right or benefit enjoyed by Seller or to exercise any right under any agreement in respect of the Intellectual Property; or (e) require notice to or the consent, authorization, approval, clearance, waiver or order of any Person. None of the Contracts will be breached by or give any other party a right of termination as a result of the transactions contemplated by this Agreement.

         4.5 Suits, Actions and Claims. Assuming the representations and warranties of the ILEX Parties are correct, there are no suits, actions, claims, inquiries or investigations by any Person, or any legal, administrative or arbitration proceedings in which the MLNM Parties are engaged or which are pending or, to the Knowledge of Seller, threatened against the MLNM

Parties, or to which it is or might become a party, which question the validity or legality of the transactions contemplated hereby. Assuming the representations and warranties of the ILEX Parties are correct, to the Knowledge of the Seller, no reasonable basis or reasonable grounds for any such suit, action, claim, inquiry, investigation or proceeding exists.

         4.6 Authorization. Each of the MLNM Parties has full legal right, power and authority to enter into and deliver this Agreement, to consummate the transactions set forth herein and to perform all the terms and conditions hereof to be performed by it. The execution and delivery of this Agreement by each of the MLNM Parties and the performance by it of the transactions contemplated herein have been duly and validly authorized by all requisite corporate actions of each of the MLNM Parties, and this Agreement has been duly and validly executed and delivered by each of the MLNM Parties and is the legal, valid and binding obligation of each of the MLNM Parties, enforceable against each of the MLNM Parties in accordance with the terms of the Agreement, except as limited by applicable bankruptcy, moratorium, insolvency or other similar laws affecting generally the rights of creditors or by principles of equity.

         4.7 Securities Laws Matters.

             (a) Each of the MLNM Parties recognizes and understands that the shares of ILEX Stock to be issued to the Trust pursuant to this Agreement (the "Securities") will not be registered under the Securities Act or under the securities laws of any state (the "Securities Laws"). The Securities are not being so registered in reliance upon exemptions from the Securities Act and the Securities Laws which are predicated, in part, on the representations, warranties and agreements of each of the MLNM Parties contained herein.

             (b) Each of the MLNM Parties represents and warrants that (i) the Securities to be acquired by the Trust will be acquired solely for investment and not with a view toward resale or redistribution in violation of the Securities Laws, (ii) in connection with the transactions contemplated hereby, no assurances have been made concerning the future results of the ILEX Parties or either of them or as to the value of the Securities and (iii) the Trust is an "accredited investor" within the meaning of Regulation D promulgated by the SEC pursuant to the Securities Act. Each of the MLNM Parties understands that, except as set forth in Section 10, ILEX is under no obligation to file a registration statement or to take any other action under the Securities Laws with respect to any such Securities.

             (c) Each of the MLNM Parties has consulted with its securities counsel in regard to the Securities Laws and is fully aware, (i) of the circumstances under which the Trust is required to hold the Securities, (ii) of the limitations on the transfer or disposition of the Securities, and (iii) that the Securities must be held indefinitely unless the transfer thereof is registered under the Securities Laws or an exemption from registration is available and (iv) that no exemption from registration is likely to become available for at least one year from the Closing Date. Each of the MLNM Parties has been advised by its securities counsel as to the provisions of Rules 144 and 145 as promulgated by the Commission under the Securities Act and has been advised of the applicable limitations thereof. Seller acknowledges that ILEX is relying upon the truth and accuracy of the representations and warranties in this Section 4.7 by each of the MLNM Parties in consummating the transactions contemplated by this Agreement without registering the Securities under the Securities Laws.

             (d) The following documents (collectively, the "SEC Documents") have been provided to or made available to the Trust: (i) the definitive proxy statement filed with the Commission in connection with the annual meeting of stockholders of ILEX held on May 24, 2001; (ii) a copy of ILEX's Annual Report on Form 10-K for the year ended December 31, 2000; (iii) ILEX's Quarterly Reports on Form 10-Q or 10-Q/A for the quarters ended March 31 and June 30, 2001; and (iv) ILEX's current reports on Form 8-K dated February 13, February 14, February 28, April 11 and April 27, 2001, each as filed with the Commission under the Exchange Act. Seller has been furnished with the complete financial statements of ILEX for the fiscal years ended December 31, 1998, 1999 and 2000, respectively. Seller has been furnished with a summary description of the terms of the ILEX Stock and ILEX has made available to each of the MLNM Parties the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by this Agreement and to obtain any additional information which they possess or could reasonably acquire for the purpose of verifying the accuracy of information furnished to Seller as set forth herein or for the purpose of considering the transactions contemplated hereby. ILEX has offered to make available to each of the MLNM Parties upon request at any time all exhibits filed by ILEX with the Commission as part of any of the reports filed therewith.

             (e) Each of the MLNM Parties agree that the certificates representing ILEX Stock to be acquired by the Trust pursuant to this Agreement will be imprinted with the following legend, the terms of which are specifically agreed to:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

Each of the MLNM Parties understands and agrees that appropriate stop transfer notations will be placed in the records of ILEX and with its transfer agent in respect of the Securities which are to be issued to the Trust pursuant to this Agreement. ILEX shall be obligated to reissue promptly unlegended certificates and remove any stop-transfer instructions at the request of the Trust if the Trust shall have obtained an opinion of counsel at the Trust's expense (which counsel may be counsel to ILEX) reasonably acceptable to ILEX to the effect that the subject Securities or a portion of the subject Securities may lawfully be transferred without registration, qualification or legend.

         4.8 No Untrue Statements. The statements, representations and warranties of each of the MLNM Parties set forth in this Agreement, and their representatives in connection herewith do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements, representations and warranties made not misleading.

         4.9 Consents and Approvals. Assuming the representations and warranties of the ILEX Parties in Section 5.5 hereof are true and accurate other than as provided in Section 7.3, no consent, approval, order or authorization of, or registration, declaration or filing with, any Government Authority, is required to be obtained or made by the MLNM Parties in connection with the execution, delivery or performance by the MLNM Parties of this Agreement or any related agreement or the consummation by the MLNM Parties of the transactions contemplated hereby or thereby.

         4.10 Brokers or Finders. No agent, broker, investment banker or other firm is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

         5. REPRESENTATIONS AND WARRANTIES OF THE ILEX PARTIES. Each of the ILEX Parties jointly and severally represents and warrants to each of the mlnm Parties as follows:

         5.1 Corporate Organization. Each of the ILEX Parties is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the ILEX Parties is duly qualified or licensed and, if applicable, is in good standing as a foreign entity, in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it require such qualification or licensing, except for any such failure so to qualify or be in good standing which, individually or in the aggregate, would not have a Material Adverse Effect on the ILEX Parties, taken as a whole. The ILEX Parties each have the requisite power and authority to carry on its business as it is now being conducted. The ILEX Parties have heretofore made available to the Seller complete and correct copies of the corporate charters and by-laws of each such entity

         5.2 Consents and Approvals. Assuming the representations and warranties of the MLNM Parties in Article 4 hereof are true and accurate other than as provided in Section 7.3, no consent, approval, order or authorization of, or registration, declaration or filing with, any Government Authority, is required to be obtained or made by the ILEX Parties in connection with the execution, delivery or performance by the ILEX Parties of this Agreement, the Promissory Note or any related agreement or the consummation by the ILEX Parties of the transactions contemplated hereby or thereby, other than (x) registration of the resale of the ILEX Stock under the Securities Act as contemplated by Section 3.2 and Article 10, and (y) as may be required under applicable state securities or "blue sky" laws.

         5.3 Status of Shares. At the Closing and, if applicable, upon the issuance of any ILEX Stock in connection with Section 3.2(b), the ILEX Stock then being issued will have been validly issued and, assuming payment therefor has been made, will be fully paid and nonassessable, and the issuance of such shares of ILEX Stock will not be subject to preemptive rights of any other person.

         5.4 Brokers or Finders. No agent, broker, investment banker or other firm is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

         5.5 Authorization. The ILEX Parties each have full legal right, power and authority, corporate and otherwise, to enter into this Agreement, to make the Promissory Note and to consummate the transactions set forth herein and to perform all the terms and conditions hereof to be performed by them. The execution and delivery of this Agreement and the Promissory Note and the performance by the ILEX Parties of the transactions contemplated herein have been duly authorized by all requisite corporate action of the ILEX Parties and is the legal, valid and binding obligation of each of them, enforceable against each of them in accordance with its terms, except as limited by applicable bankruptcy, moratorium, insolvency or similar laws affecting generally the rights of creditors or by principles of equity.

         5.6 Compliance with Law. Each of the ILEX Parties is in material compliance with all statutes, laws, regulations, rules, judgments, orders and decrees of all Governmental Authorities applicable to it that relate to its respective business, and none of the ILEX Parties has received any notice alleging noncompliance except, with reference to all the foregoing, where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect on the ILEX Parties, taken as a whole.

         5.7 Authorization for ILEX Stock. ILEX has taken all necessary action to permit it to issue the number of shares of ILEX Stock which may be issued pursuant to the terms of this Agreement. The shares of ILEX Stock issued pursuant to the terms of this Agreement will, when issued, be validly issued, fully paid and nonassessable and not subject to preemptive rights. The shares of ILEX Stock issuable pursuant to this Agreement will, when issued, be listed on the Nasdaq National Market.

         5.8 SEC Documents. ILEX has provided or made available to Seller the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of ILEX included in the SEC Documents comply as to form in all material respects with applicable accounting requirements, and the published rules and regulations of the Commission with respect thereto have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of ILEX and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (except in the case of interim period financial information for normal year-end adjustments). Since June 30, 2001, ILEX has not incurred any Material Adverse Effect. ILEX has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Securities Act and the Exchange Act since December 31, 2000, all of which documents are included in the SEC Documents.

         5.9 Intellectual Property. To the ILEX Parties' Knowledge: (i) the ILEX Parties have, or have rights to use, all patents, patents applications, trademarks, trademark applications, service marks, trade names, copyrights and licenses (collectively, the "Intellectual Property Rights") which are necessary for use in connection with their business as presently conducted and which the failure to do so could reasonably be expected to have a Material Adverse Effect and (ii) there is no existing infringement by another Person of any of the Intellectual Property Rights which are necessary for use in connection with the ILEX Parties' business as presently conducted, which infringement could reasonably be expected to have a Material Adverse Effect.

         6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         6.1 MLNM Parties. All statements of fact contained in this Agreement or in any written statement (including financial statements), certificate, schedule or other document delivered by or on behalf of each of the MLNM Parties pursuant to this Agreement or in connection with the transactions contemplated hereby shall be deemed representations and warranties of each of the MLNM Parties hereunder. All, representations and warranties made by each of the MLNM Parties hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing for a period of six (6) years thereafter. The indemnifications, covenants and agreements made by each of the MLNM Parties hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall continue until all obligations with respect thereto shall have been performed or satisfied or shall have been terminated in accordance with their terms.

         6.2 ILEX Parties. All statements of fact contained in this Agreement or in any written statement (including financial statements), certificate, schedule or other document delivered by or on behalf of an ILEX Party pursuant to this Agreement or in connection with the transactions contemplated hereby shall be deemed representations and warranties of such ILEX Party hereunder. All representations and warranties made by an ILEX Party hereunder shall survive the Closing for a period of six (6) years thereafter. The indemnifications, covenants and agreements made by each ILEX Party hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall continue until all obligations with respect thereto shall have been performed or satisfied or shall have been terminated in accordance with their terms.

         7. PRE-CLOSING COVENANTS.

         The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing:

         7.1 General. The Parties will use their best efforts to take all action and to do all things necessary, proper, or advisable in order to satisfy the closing conditions set forth in Sections 8.1 and 8.2.

         7.2 Notices and Consents. Each of the Parties, as promptly as practicable, (a) will make, or cause to be made, all filings and submissions required under laws, rules and regulations applicable to it, as may be required for it to consummate the transactions contemplated hereby; (b) will use their commercially reasonable efforts to obtain, or cause to be obtained, all authorizations, approvals, consents and waivers from all Persons and Governmental Authorities necessary to be obtained by each of them, in order for each of them, respectively, so to consummate such transactions; and (c) will use their respective commercially reasonable efforts to take, or cause to be taken, all other actions necessary, proper or advisable in order for each of them to fulfill their respective obligations hereunder.

         7.3 Filings Under HSR Act. As soon as practicable, each of the Purchaser and Seller shall file with the Federal Trade Commission (the "FTC") and the Antitrust Division of the

Department of Justice (the "Antitrust Division") a premerger notification form reporting all of the transactions to be consummated under this Agreement and any supplemental information (other than privileged information) which may be requested in connection therewith pursuant to the HSR Act, which filings and supplemental information will comply in all material respects with the requirements of the HSR Act. Each of Seller and the Purchaser shall cooperate fully with the other in connection with the preparation of such filings and shall use commercially reasonable efforts to respond to any requests to such party for supplemental information from the FTC or the Antitrust Division and to obtain early termination of any waiting period applicable to the merger under the HSR Act. Any and all filing fees required to be paid in connection with the premerger notification pursuant to the HSR Act shall be borne and paid by each Party.

         7.4 Notice of Developments. Each Party will give prompt written notice to the others of any material adverse development causing a breach of any of its own representations and warranties in Sections 4 or 5 above. No disclosure by any Party pursuant to this Section 7.4, however, shall be deemed to prevent or cure any misrepresentation, breach of warranty or breach of covenant.

         7.5 Exclusivity.

             (a) Seller will not (i) solicit, initiate or encourage the submission of any proposal or offer from any Person to acquire the Intellectual Property, as it concerns the Product Business, the Partnership Interest or the LLC Interest, other than in connection with a merger or other sale of all or substantially all of the Seller's assets, or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to acquire the Intellectual Property, as it concerns the Product Business, the Partnership Interest or the LLC Interest.

             (b) The Parties hereto recognize and acknowledge that a breach by Seller of this Section 7.5 will cause irreparable and material loss and damage to ILEX as to which it will not have an adequate remedy at law or in damages. Accordingly, each Party acknowledges and agrees that the issuance of an injunction or other equitable remedy is an appropriate remedy for any such breach. In addition, in the event of any breach of the foregoing which results in the acquisition of any of the Intellectual Property as it concerns the Product Business, the Partnership Interest or the LLC Interest by a Person other than ILEX, Seller shall promptly reimburse ILEX for the reasonable expenses incurred by ILEX in connection with the transactions contemplated by this Agreement, which such expenses shall not exceed $100,000.

         7.6 Contracts and Amendments. Seller shall not amend any Contract in any manner which limits the Product Business, unless such amendment is approved in writing by ILEX. Seller will provide to ILEX such information relating to each such proposed amendment that is reasonably necessary to enable ILEX to make an informed decision regarding approval of any such amendment. Seller shall not enter into any agreement or contract on behalf of the Partnership or General Partner.

         7.7 Conduct of the Partnership and the General Partner. Each of ILEX and MLMN will cause the Partnership and the General Partner to conduct its business consistent with past practice. Neither ILEX nor Seller shall cause the Partnership to make any capital calls prior to the Effective Date.

         7.8 Transition. Seller will use commercially reasonable efforts to transfer to the Partnership and/or the ILEX Parties the management of the functions of manufacturing activities, quality assurance, and quality control activities with respect to the Product prior to the Effective Date.

         7.9 Year-end Financial Statements. ILEX will use commercially reasonable efforts to cause its independent public accountants to orally opine by January 18, 2002 as to the financial statements of the Partnership for the year ended December 31, 2001.

         8. CONDITIONS TO OBLIGATION TO CLOSE.

         8.1 Conditions to Obligation of the ILEX Parties. The obligation of the ILEX Parties to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

             (a) all representations and warranties of each of the MLNM Parties contained in this Agreement (i) that are qualified as to materiality shall be true in all respects on and as of the Closing Date and (ii) that are not qualified as to materiality shall be true in all material respects on and as of the Closing Date, with the same force and effect as though such representations and warranties were made, and such written information was delivered, on and as of the Closing Date;

             (b) Seller shall have performed and complied with all of its respective covenants hereunder in all material respects through the Closing;

             (c) no action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement, or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation;

             (d) Seller shall have delivered to ILEX a certificate to the effect that each of the conditions specified above in Section 8.1(a) through (c) is satisfied in all respects;

             (e) all applicable waiting periods (and any extensions thereof) under the HSR Act shall have expired or otherwise been terminated and the Parties shall have received all other authorizations, consents, and approvals of any Governmental Authority required in connection with the consummation of the transactions contemplated hereby; and

             (f) all officers or managers of the General Partner, the Partnership or Millennium & ILEX UK Limited who are employed by Seller shall have resigned.

         ILEX may waive any condition specified in this Section 8.1 if it executes a writing so stating at or prior to the Closing.

         8.2 Conditions to Obligation of each of the MLNM Parties. The obligation of each of the MLNM Parties to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

             (a) all representations and warranties of each of the ILEX Parties contained in this Agreement, (i) that are qualified as to materiality shall be true in all respects on and as of the Closing Date and (ii) that are not qualified as to materiality shall be true in all material respects on and as of the Closing Date, with the same force and effect as though such representations and warranties were made, and such written information was delivered, on and as of the Closing Date;

             (b) the ILEX Parties shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

             (c) no action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling or charge shall be in effect);

             (d) ILEX shall have delivered to Seller a certificate to the effect that each of the conditions specified above in Section 8.2(a) through (c) is satisfied in all respects;

             (e) all applicable waiting periods (and any extensions thereof) under the HSR Act shall have expired or otherwise been terminated and the Parties shall have received all other authorizations, consents and approvals of any Governmental Authority required in connection with the consummation of the transactions contemplated hereby;

             (f) The MLNM Parties shall have received an opinion dated as of the Closing of Fulbright & Jaworski L.L.P., counsel to the ILEX Parties, substantially in the form attached hereto; and

             (g) The ILEX Stock shall continue to be listed on Nasdaq as of the date of the Closing;

         Each of the MLNM Parties may waive any condition specified in this
Section 8.2 if it executes a writing so stating at or prior to the Closing.

         9. SPECIAL CLOSING AND POST-CLOSING COVENANTS.

         The Parties agree as follows with respect to the period following the
Closing:

         9.1 General. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party. In addition, ILEX shall deliver to Seller all financial and operating data and other books, records and information regarding the Partnership Interest or the LLC Interest and the Partnership as Seller may from time to time reasonably request, including any request for such materials for the last three fiscal years preceding such request.

         9.2 Use of Name of Seller. As soon as practicable after the Effective Date (but no later than five business days), ILEX shall cause the General Partner and the Partnership to change their respective corporate names to a new name not containing the word "Millennium." As soon as practicable, but in no event longer than twelve (12) months, after the Closing (or such shorter period as may be required by applicable Governmental Requirements), ILEX shall cause the General Partner and the Partnership, and shall use commercially reasonable efforts to cause the Distributors, to cease using the name "Millennium & ILEX Partners, L.P.," "Millennium & ILEX, L.L.C.," and all derivations thereof containing the word "Millennium". ILEX acknowledges and agrees that Seller shall have no responsibility for any costs or expenses associated with a determination by any Governmental Authority that the use of the name "Millennium" on or associated with Product after the Closing constitutes misbranding under the United States Food, Drug and Cosmetic Act, or violates any other Governmental Requirement.

         9.3 Insurance. For a period of six years commencing on the Closing Date, ILEX shall cause the Partnership or any successor thereto to obtain and pay for (i) product liability insurance, if commercially available, in the combined aggregate amount of $25,000,000 similar to that currently in effect for the Partnership, with Seller named as an additional insured under such insurance policies and (ii) an extended reporting period endorsement, if commercially available, for the directors' and officers' liability policy currently in effect for the Partnership. ILEX shall use commercially reasonable efforts to provide
(i) evidence reasonably satisfactory to Seller of such policies on an annual basis and (ii) an extended period endorsement.

         9.4 Tax Election. Seller shall cooperate with ILEX, the General Partner and the Partnership in the filing of a Section 754 Election under the Code for the last tax year in which Seller was a holder of an interest in the Partnership.

         9.5 Distribution of Partnership Profits. ILEX shall cause the Partnership to issue a form K-1 to the Seller on or before March 15, 2002 accompanied with the distribution of the Seller's balance in its Partnership capital account at December 31, 2001.

         9.6 Regulatory Matters. Within five business days after the Effective Date, ILEX shall cause the Partnership to deliver to the FDA and to each other applicable Governmental Authority, with a copy to Seller, a letter notifying such Governmental Authority of the transfer of all regulatory, safety, manufacturing, quality control and assurance and other responsibilities with respect to the Product to ILEX and/or the Partnership, as appropriate.

         9.7 Ownership Restriction Agreement. ILEX and Seller shall terminate the Second Amended and Restated Ownership Restriction Agreement dated May 28, 1999 among the General Partner, the Partnership, ILEX and Seller.

         9.8 ILEX Diligence. ILEX shall cause the Partnership to use all reasonable endeavors to promote the distribution and sale of the Product and will use all reasonable endeavors to procure or make available necessary selling and manufacturing facilities to meet demands for the Product.

         9.9 Release of Officers and Managers. The ILEX Parties shall release and hold harmless from all claims or actions, against or undertakings, of which the executive officers of ILEX have actual knowledge, of the individuals who have resigned their positions as officers and/or managers of the General Partnership or the Partnership pursuant to Section 8.1(f). In addition, ILEX shall cause the Partnership and the General Partner to continue in full force and effect for two years from the Effective Date the exculpation and indemnification provisions of the First Amended and Restated Agreement of Limited Partnership dated May 28, 1999 and the Second Amended and Restated Regulations dated August 1, 2000, respectively.

         9.10 Intellectual Property License. Effective as of the Closing Date, Seller hereby grants to the Partnership a worldwide, exclusive, royalty-free, irrevocable, fully paid up license to use any Intellectual Property to make, have made, use, sell, have sold or import Product. In the event Seller becomes aware of any new Intellectual Property at any time during the seven (7) year period following the Closing Date, Seller shall inform ILEX in writing of the scope and nature of the new Intellectual Property, in sufficient detail to give ILEX full technical understanding of the same; and if ILEX desires access to the new Intellectual Property in question and so informs Seller in writing, Seller shall negotiate in good faith the terms and conditions of an assignment or exclusive license or sublicense, as appropriate, to ILEX for use in the Product Business of the new Intellectual Property in question, on an irrevocable and royalty-free basis, (other than pass through royalty or fees owed by Seller to any third party licensor and subject to ILEX's obligation and ability to perform under such assignment license or sublicense) with Seller committing to do all acts within Seller's control to maintain any license for which a sublicense is granted.

         9.11 Guaranty. ILEX hereby guarantees the performance and payment of all obligations of each of the ILEX Parties, the Partnership and the General Partner under the Sublicense Agreements, this Agreement and the Promissory Note and any other agreements executed in conjunction herewith and therewith.

         9.12 Transition Assistance. Seller covenants with the ILEX Parties:

         That, until June 30, 2002, Seller will use commercially reasonable efforts to (i) make available for consultation to the Partnership, at no cost to the Partnership, the Seller personnel who are responsible for manufacturing activities, quality assurance activities and quality control of the Product, and
(ii) assist resolving questions associated with regulatory submissions, technical questions in support of Product, and customer complaint handling.

         9.13 Records and Documents. Within 30 days after the Effective Date, Seller shall deliver to ILEX (to the extent not previously provided to ILEX):

             (a) all records and documents in its possession or control relating to the trademarks Campath, MabCampath and ProCampath;

             (b) all records and documents in its possession or control relating to the Product Business, or the Intellectual Property, including any patent opinions; and

             (c) all records and documents relating to manufacturing, quality control and quality assurance of the Product.

         Seller may keep a copy of all such records and documents.

         10. REGISTRATION RIGHTS.

         10.1 Registration. Prior to issuing any Stock Consideration to Seller, ILEX will file a registration statement on Form S-3 (or any successor to Form S-3) with the Commission and such applications or other filings as required under applicable state securities or blue sky laws sufficient to permit the resale of the Stock Consideration to be made on a continuous basis pursuant to Rule 415 under the Securities Act, and shall cause such registration statement to be declared effective so that the resale of the Stock Consideration will be registered for the offering on such Form. Notwithstanding the foregoing, ILEX shall not be obligated to effect a registration (a) in any particular jurisdiction in which ILEX would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless ILEX is already subject to service in such jurisdiction and except as may be required by the Securities Act; or (b) if ILEX shall furnish to Seller a certificate signed by the President of ILEX stating that in the good faith judgment of the Board of Directors of ILEX the filing of a registration statement would require the disclosure of material information that ILEX has a bona fide business purpose for preserving as confidential and that is not then otherwise required to be disclosed, then ILEX's obligation to use its commercially reasonable efforts to file a registration statement shall be deferred for a period not to exceed 180 days from the date of such notice; provided, however, that the right not to effect a registration of the Stock Consideration pursuant to this Section 10.1 shall not be exercised by ILEX more than once.

         10.2 Registration Procedures and Expenses. As provided in Section 10.1 hereof, ILEX shall, use its commercially reasonable efforts to do each of the following:

             (a) subject to the limitations under Section 10.1 hereof, use its commercially reasonable efforts to cause such Registration Statement to remain effective for two years as provided herein;

             (b) cooperate with Seller and any underwriter who shall sell the Stock Consideration in connection with their review of ILEX made in connection with such registration, and in the case of any underwritten offering of the Stock Consideration, enter into and perform its obligations under an indemnity agreement in usual and customary form;

             (c) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier to occur of the sale of all of the Stock Consideration by Seller or the second anniversary of the effectiveness of the registration statement, and to comply with the provisions of the Securities Act and the Exchange Act, with respect to the disposition of all the Stock Consideration covered by such registration statement for such period;

             (d) furnish to Seller such number of copies of the prospectus forming a part of such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as Seller may reasonably request in order to facilitate the disposition of the Stock Consideration;

             (e) notify Seller, at any time when the registration statement or any amendment thereto or any prospectus relating to the Stock Consideration is required to be delivered under the Securities Act, of the happening of any event as a result of which such registration statement or prospectus forming a part of such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, as promptly as practicable prepare and file with the Commission, and furnish to Seller a reasonable number of copies of, such supplement to or amendment of such registration statement or prospectus that may be necessary so that, as thereafter delivered to the purchasers of the Stock Consideration, such registration statement or prospectus shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

             (f) notify Seller (i) when such registration statement, or any post-effective amendment to such registration statement, shall have become effective, or any amendment of or supplement to the prospectus used in connection therewith shall have been filed, (ii) of any request by the SEC to amend such registration statement or to amend or supplement such prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceedings for any of such purposes and (iv) of the suspension of the qualification of such securities for the offering or sale in any jurisdiction, or of the institution of any proceedings for any such purposes; and

             (g) use its commercially reasonable efforts to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement or any order preventing or suspending the use of any preliminary prospectus.

         10.3 Agreement by Seller. In the event that Seller participates, pursuant to this Article 10, in the offering of the Stock Consideration, such Seller shall:

             (a) furnish ILEX all material information reasonably requested by ILEX concerning Seller and the proposed method of sale or other disposition of the Stock Consideration and such other information and undertakings as shall be reasonably required in connection with the preparation and filing of the registration statement covering the Stock Consideration in order to ensure full compliance with the Securities Act and the rules and regulations of the SEC thereunder; and

             (b) make no further sales or other dispositions, or offers therefor, of the Stock Consideration under such registration statement if, during the effectiveness of such registration statement, ILEX shall have notified Seller that an intervening event has occurred which, in the opinion of counsel to ILEX, makes the prospectus included in such registration statement no longer comply with the Securities Act, until such time as Seller has received from ILEX copies of a new, amended or supplemented prospectus complying with the Securities Act, which prospectus shall be delivered to Seller by ILEX as soon as practicable after the filing of such new, amended or supplemented prospectus.

         10.4 Allocation of Expenses. ILEX shall pay the costs and expenses in connection with registrations, filings or qualifications pursuant to this
Article 10, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees; provided, however, that Seller shall pay its own attorneys' fees, all underwriting discounts, selling commissions and stock transfer taxes attributable to the Stock Consideration under such registration statement.

         10.5 Indemnification.

              (a) Upon the registration of any of the Stock Consideration under the Securities Act pursuant to Article 10 hereof, Seller shall indemnify and hold harmless ILEX, each director and officer of ILEX, each underwriter, if any, and any Person who controls ILEX or such underwriter within the meaning of
Section 5 of the Securities Act, and ILEX's accountants and legal counsel, against all expenses, claims, losses, damages and liabilities (or actions or proceedings in respect thereof) including any of the foregoing incurred in settlement of any commenced or threatened litigation, arising out of or based upon any untrue statement (or alleged untrue statement) of any material fact, or omission (or alleged omission) of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (a "Violation"), if such statement or omission was made in reliance upon and in conformity with information furnished in writing to ILEX or its underwriter by or on behalf of Seller specifically for use therein, provided that the indemnity agreement contained in this Section 10.5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or expense if such settlement is effected without the consent of Seller, which consent shall not be unreasonably withheld, and provided further that in no event shall the amounts payable in indemnity by Seller under this Section 10.5(a) exceed the net proceeds received by Seller in the registered offering out of which such Violation arises.

              (b) Upon the registration of any of the Stock Consideration under the Securities Act pursuant to Article 10 hereof, ILEX will indemnify Seller and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 5 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions or proceedings in respect thereof), including any of the foregoing incurred in settlement of any commenced or threatened litigation, arising out of or based upon any Violation, provided that ILEX will not be liable to indemnify Seller or an underwriter in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to ILEX by or on behalf of Seller or an underwriter specifically for use therein, provided that the indemnity agreement contained in this Section 10.5(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or expense if such settlement is effected without the consent of ILEX, which consent shall not be unreasonably withheld.

              (c) Each party entitled to indemnification under this Section 10.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). Without limiting the generality of the foregoing, the Indemnified Party may withhold its consent to any such counsel who also acts as counsel to the Indemnifying Party (with respect to such claim or otherwise) if the Indemnified Party reasonably believes that there exists a conflict of interest between the Indemnified Party and the Indemnifying Party, with respect to such claim or litigation. In such event, the Indemnifying Party shall bear the expense of another counsel who shall represent the Indemnified Party and any other persons or entities who have indemnification rights from the Indemnifying Party hereunder, with respect to such claim or litigation, and shall be selected as provided in the first sentence of this Section 10.5(c). The Indemnified Party may participate in such defense at such party's expense (except to the extent that the Indemnifying Party is required to pay the expense of such counsel pursuant to this Section 10.5(c), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure causes material harm to the Indemnifying Party's defense such claim or litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

             (d) If the indemnification provided for in this Section 10.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by or on behalf of the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

             (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into by Seller in connection with an underwritten public offering of the Stock Consideration are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

         11. NONDISCLOSURE OF CONFIDENTIAL INFORMATION. Each of the Parties recognizes and acknowledges that it has had access to certain confidential information of the Partnership, the General Partner and the other Parties and that after the consummation of the transactions contemplated hereby will be valuable, special and unique property of Purchaser. Each of the Parties agrees that it will, and will cause its affiliates and representatives, to keep confidential and not disclose to any other Person or use for its own benefit or for the benefit of any other Person, and it will use the efforts it uses with regard to its own confidential information to prevent disclosure by any other Person of, any such confidential information to any Person for any purpose or reason whatsoever, except to authorized representatives of such Party, and except as required in Purchaser's reasonable judgment to be necessary for development or commercialization of the Product Business; provided, however, such limitation shall not apply to any information which (a) is then generally known to the public; (b) become or becomes generally known to the public through no fault of such Party, its Affiliates and representatives, and (c) is disclosed in accordance with an order of a court of competent jurisdiction or applicable law. Seller may have entered into certain confidentiality agreements with third parties regarding the Product and shall promptly provide ILEX copies of all such confidentiality agreements. Prior to the Effective Date, Seller will request that all such third parties return to Seller such confidential information provided to such parties by or on behalf of Seller or that such information be destroyed. On the Effective Date, Seller shall use commercially reasonable efforts to assign all of its rights in and to any such confidentiality agreements to Purchaser. Each party acknowledges that in the event of a breach or threatened breach by a Party of any of the provisions contained in this Section 11, the other Parties will suffer irreparable damage or injury not fully compensable by money damages, or the exact amount of which may be impossible to ascertain, and therefore, the other parties will not have an adequate remedy at law. Accordingly, each Party shall be entitled to such injunctive relief or other equitable relief, without the necessity of posting bond therefor, from any court of competent jurisdiction as may be necessary or appropriate to prevent or curtail any such actual or threatened breach. The foregoing shall be in addition to and without prejudice to any other rights that each party may have under this Agreement, at law or in equity, including, without limitation, the right to sue for and recover money damages.

         12. INDEMNIFICATION.

             (a) ILEX shall indemnify, defend and hold harmless the MLNM Parties against any losses, expenses, liabilities or other damages, including reasonable costs of investigation, interest, penalties and attorneys' fees arising out of claims of third parties (collectively, "Losses") incurred by the MLNM Parties or any of their affiliates or their officers, directors, agents or employees (collectively, the "MLNM Group"), to the extent relating to or resulting from
(i) any inaccuracy of a representation or breach of a covenant or warranty made by the ILEX Parties in this Agreement; (ii) any liabilities, obligations or commitments of, or claims against any member of the MLNM Group based on the manufacture, use or sale of any Product by or on behalf of the Partnership, ILEX or any third party other than a member of the MLNM Group with respect to such Products sold on or after the Closing Date, except to the extent such Product was manufactured by or for the Partnership prior to Closing and such claim is attributable to defective Product resulting from such manufacture; provided, however, that ILEX shall not have any obligations under this Section for Losses to the MLNM Group to the extent that such Losses are subject to indemnification by Seller; and (iii) up to fifty percent (50%) of all Losses incurred by the Partnership resulting from the manufacture, use or sale of any Product on or before the Closing Date by the Partnership.

             (b) Seller shall indemnify, defend and hold harmless the ILEX Parties against (i) all Losses incurred by the ILEX Parties or any of its affiliates or their officers, directors, agents or employees (collectively, the "ILEX Group") to the extent relating to or resulting from any inaccuracy of a representation or breach of a covenant or warranty made by any of the MLNM Parties in this Agreement; and (ii) fifty percent (50%) of all Losses incurred by the Partnership resulting from the manufacture, use or sale of any Product on or before the Closing Date by the Partnership.

         13. CONTRACT COVENANTS.

             (a) ILEX and Seller agree, and agree to cause the Partnership to negotiate in good faith and use commercially reasonable efforts to execute prior to Closing (i) subject to the terms and conditions of the BTG License and the BTG Sublicense, an amendment (the "BTG

Amendment") to the BTG Sublicense to incorporate the terms and conditions of the Deed of Variation dated May 19, 1998 between BTG and Seller, as successor in interest to LKS; and (ii) subject to the terms and conditions of the MRC License, a sublicense of Seller's rights under the MRC License to the Partnership with respect to the Product (the "MRC Sublicense").

             (b) Seller shall use commercially reasonable efforts subject to the terms and conditions of the BTG Agreement, to assign, transfer and convey to ILEX or its designee, and ILEX or such designee shall assume, Seller's right, title and interest in and to the BTG Agreements, on the Closing Date. Seller and ILEX shall cooperate and use commercially reasonable efforts to obtain any third party consents or authorizations that may be required in connection therewith. In the event that despite Seller's and ILEX's commercially reasonable efforts the written approval of or consent to the assignment of the BTG License is not obtained on or prior to the Closing, Seller agrees to continue to use commercially reasonable efforts to obtain from BTG, said assignment and, if such consent cannot ultimately be obtained, Seller shall, in lieu of such consent, use commercially reasonable efforts to obtain from BTG a commitment that in the event the BTG License is prematurely terminated, BTG will exclusively license to the Partnership the rights licensed to Seller under the BTG License on the same terms and subject to the same conditions as set forth in the BTG License. In the event that despite Seller's and ILEX's commercially reasonable efforts the written approval of or consent to the assignment of the Wellcome Agreement is not obtained on or prior to the Closing, Seller agrees, subject to the terms and conditions of the Wellcome Agreement, to continue to use commercially reasonable efforts to sublicense its rights under the Wellcome Agreement to ILEX or ILEX's designee (such sublicense, the "Wellcome Sublicense").

             (c) ILEX and Seller shall use commercially reasonable efforts, and shall cause the Partnership to use commercially reasonable efforts, subject to the terms and conditions of the Almedica Agreement, to negotiate and execute an agreement between the Partnership and Almedica Europe Limited and Almedica Services Corp. (collectively, "Almedica") with respect to the distribution and packaging of certain clinical trial material with respect to the Product Business on or before the Closing Date. If such an agreement has not been executed by the Closing, promptly after the Closing Seller and the Partnership will send to Almedica a joint instruction letter or packaging summary instructing Almedica to perform services with respect to the Product under the Almedica Agreement for the account of the Partnership and to take instruction with respect to the Product from representatives of the Partnership or the ILEX parties and not from Seller.

             (d) Seller agrees that subject to the terms and conditions of the license agreement or agreement to which a Sublicense Agreement relates (each such license agreement is hereinafter referred to as a "License Agreement"), Seller shall not terminate such Sublicense Agreement except in the event that the applicable Sublicensee breaches or fails to perform any of its obligations under such Sublicense Agreement or in the event that Seller has a right under such Sublicense Agreement to terminate such Sublicense Agreement as a result of the actual or potential bankruptcy, insolvency, dissolution, winding up or other similar condition or status of the Sublicensee, including but not limited to the appointment of a receiver or an official with an analogous function with respect to the Sublicensee, in either of which cases Seller may terminate the Sublicense Agreement in accordance with its terms. Seller further agrees that any royalties or other fees in respect of a Sublicense Agreement that are required to be paid by Seller to third party licensors under a License Agreement may be paid directly by the Sublicensee to the applicable third party licensor; provided that Sublicensee provides Seller with a written confirmation of such payment together with a copy of any accompanying report or statement. Seller further agrees that it will comply with all the terms and conditions within its control of the License Agreement to which each Sublicense Agreement relates and will take no action, nor omit to take any action in each case within its control, that would constitute a breach or cause a termination of the License Agreements. It is understood and agreed that Seller will require no additional payments of fees or royalties to Seller in connection with the execution of the BTG Amendment, the Wellcome Sublicense, or the MRC Sublicense.

             (e) Within five (5) business days after execution of this Agreement, Seller shall provide ILEX with copies of the Miscellaneous Contracts. Prior to the Closing Date Seller may amend Exhibit A-3 to include any additional contract or agreement directly related to the Product Business discovered by Seller after the date hereof, and provide ILEX with a copy of same. Within fifteen (15) business days after receipt of such copies of the Miscellaneous Contracts, ILEX shall identify those Miscellaneous Contracts (or portions of the Miscellaneous Contracts) that ILEX would like the Seller to seek to assign, or grant a sublicense, to the Partnership. Subject to the terms and conditions of such Miscellaneous Contract, Seller and ILEX shall assign ownership or grant an exclusive, worldwide, royalty-free, fully paid up sublicense to the Partnership, and shall use commercially reasonable efforts to obtain any required consents and authorizations required to effect such assignment or sublicense on or before the Closing. Any such sublicense shall be on an irrevocable and royalty-free basis (other than pass through royalties or fees owed by Seller to any third party licensor and subject to the Partnership's obligation and ability to perform under such sublicense), with Seller committing to do all acts within Seller's control to maintain any license under which a sublicense is granted. To the extent after the Closing Date Seller discovers any additional contract or agreement of Seller which is in existence as of the Closing Date and is directly related to the Product Business, Seller shall promptly provide ILEX with a copy of such contract or agreement and the provisions of this paragraph shall apply to each such contract or agreement.

             (f) Effective as of the Closing Date, ILEX hereby guarantees in full the payment and performance of each of (i) Sublicensee's obligations under the Sublicense Agreements and (ii) the Partnership's obligations under the Almedica Agreement. For the avoidance of doubt, in no event will Seller be required to bear any material out-of-pocket expenses or costs in order to comply with the provisions of this Article 13. Material out-of-pocket expenses or costs means more than $25,000 of fees and expenses for professional (i.e., legal and accounting) services incurred by Seller pursuant to this Article 13.

         14. NOTICES. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing delivered to the as follows:

                  (a)      If to any ILEX Party, at:

                           ILEX Oncology, Inc.
                           4545 Horizon Hill Blvd.
                           San Antonio, Texas  78229-2263
                           Attention: Ronald G. Tefteller, General Counsel Facsimile No.: (210) 949-8390

                  With a copy to:

                           Fulbright & Jaworski L.L.P.
                           300 Convent Street, Suite 2200
                           San Antonio, Texas 78205
                           Attention: Phillip M. Renfro
                           Facsimile No.: (210) 270-7205

                  (b)      If to Seller at:

                           Millennium Pharmaceuticals, Inc.
                           75 Sidney Street
                           Cambridge, Massachusetts 02139-4815
                           Attn:  General Counsel
                           Telephone:  (617) 679-7000
                           Facsimile:  (617) 621-0264

                  (c)      If to the Trust at:

                           mHOLDINGS TRUST
                           c/o Millennium Pharmaceuticals, Inc.
                           75 Sidney Street
                           Cambridge, Massachusetts 02139-4815
                           Attn:  President
                           Telephone:  (617) 679-7000
                           Facsimile:  (617) 374-7788

                  With a copy to:

                           Millennium Pharmaceuticals, Inc.
                           75 Sidney Street
                           Cambridge, Massachusetts 02139-4815
                           Attn: General Counsel
                           Telephone:  (617) 679-7000
                           Facsimile:  (617) 621-0264

provided that any party may change its address for notice by giving to the other party written notice of such change. Any notice required or provided for by the terms of this Agreement shall be in writing and shall be (a) sent by registered or certified mail, return receipt requested, postage prepaid, (b) sent via a reputable overnight courier service, or (c) sent by facsimile transmission, in each case properly addressed in accordance with the paragraph above. The effective date of notice shall be the actual date of receipt by the Party receiving the same.

         15. TERMINATION.

         15.1 Termination of Agreement. ILEX and Seller may terminate this Agreement by mutual written consent at any time prior to the Closing. In any event, this Agreement shall be terminated if a Closing has not occurred on or before March 31, 2002.

         15.2 Effect of Termination. If the Parties terminate this Agreement pursuant to Article 15 above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach of this Agreement) and except for the provisions of Sections 11 and 16.

         16. GENERAL PROVISIONS.

         16.1 Governing Law; Interpretation; Section Headings. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict-of-laws rules as applied in Delaware. The section headings contained herein are for purposes of convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning or interpretation of this Agreement in any way.

         16.2 Severability. Should any provision of this Agreement be held unenforceable or invalid under the laws of the United States of America or the State of Delaware, or under any other applicable laws of any other jurisdiction, then the parties hereto agree that such provision shall be deemed modified for purposes of performance of this Agreement in such jurisdiction to the extent necessary to render it lawful and enforceable, or if such a modification is not possible without materially altering the intention of the parties hereto, then such provision shall be severed herefrom for purposes of performance of this Agreement in such jurisdiction. The validity of the remaining provisions of this Agreement shall not be affected by any such modification or severance, except that if any severance materially alters the intentions of the parties hereto as expressed herein (a modification being permitted only if there is no material alteration).

         16.3 Entire Agreement. This Agreement and the Letter Agreement between Seller and ILEX to be delivered at Closing by the parties thereto set forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof, including but not limited to the Confidential Disclosure Agreement between Seller and Purchaser dated August 10, 2001. No representation, promise, inducement or statement of intention has been made by any party hereto which is not embodied or referenced in this Agreement or the documents or agreements referenced herein, and no party hereto shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not so set forth.

         16.4 Binding Effect. All the terms, provisions, covenants and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

         16.5 Assignment. This Agreement and the rights and obligations of the Parties hereto shall not be assigned or delegated by any party hereto without the prior written consent of the other Parties hereto except if such assignment occurs in connection with the sale or transfer (by merger or otherwise) of all or substantially all of the business and assets of such Party, provided that the acquirer confirms to the other Parties in writing its agreement to be bound by all of the terms and conditions of this Agreement. Notwithstanding the foregoing, any Party may assign this Agreement to an Affiliate, provided that such Party shall guarantee the performance of such Affiliate, and provided further that any party may assign its rights (but not its obligations) pursuant to this Agreement in whole or in part to an Affiliate of such Party that is controlled by such Party.

         16.6 Amendment; Waiver. This Agreement may be amended, modified, superseded or canceled, and any of the terms, provisions, representations, warranties, covenants or conditions hereof may be waived, only by a written instrument executed by all parties hereto, or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right to enforce the same. No waiver by any party of any condition contained in this Agreement, or of the breach of any term, provision, representation, warranty or covenant contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, or as a waiver of any other condition or of the breach of any other term, provision, representation, warranty or covenant.

         16.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of the parties reflected hereon as signatories.

         16.8 Facsimile Execution and Delivery. A facsimile reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile hereof.

         16.9 Expenses. Whether or not the transactions contemplated hereby are consummated, each of the parties will pay all costs and expenses of its performance of and compliance with this Agreement.

         16.10 Effect of Due Diligence. Each of the MLMN Parties, on the one hand, and the ILEX Parties, on the other hand, agree that to the extent that any representation or warranty of either is, to the actual knowledge of the other's officers, incorrect, then such party shall not have any rights under Article 12 by reason of such inaccuracy.

         16.11 Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior approval of the other Parties; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law (in which case the disclosing Party will use its reasonable commercially reasonable efforts to advise the other Parties prior to making the disclosure).

         16.12 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

         16.13 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant.

         16.14 Incorporation of Exhibits. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

         16.15 Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

         16.16 Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.





                         [Signatures on following page.]

         IN WITNESS WHEREOF, the parties have executed this Purchase Agreement as of the date first above written.

                                   PURCHASER:

                                   ILEX ACQUISITIONS, INC.



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   ILEX:

                                   ILEX ONCOLOGY, INC.



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   SELLER:

                                   MILLENNIUM PHARMACEUTICALS, INC.



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   TRUST:

                                   MHOLDINGS TRUST



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   EXHIBIT A-1


1. License Agreement dated March 31, 1997, between BTG Group Limited and Leukosite Inc., as amended by (a) Deed of Variation dated May 19, 1998, (b) Supplemental Agreement dated May 19, 1998, (c) Letter from Leukosite Inc. dated August 11, 1999, to BTG International, Ltd. regarding exercise of options under the License Agreement, and (d) Further Deed of Variation dated August 23, 1999.

2. License Agreement dated May 2, 1997, between L & I Partners, L.P. and Leukosite Inc.

3. Material Release Agreement dated 30 September 1996 between Glaxo Wellcome Research and Development and Leukosite Inc.



                                     A-1-1

                                   EXHIBIT A-2

1. Agreement dated July 12, 1999, between Medical Research Council and Millennium Pharmaceuticals, Inc., as successor in interest to Leukosite Inc., regarding the Winter and Boss patents.

2. License Agreement dated January 31, 2001 from Stanford University to Millennium Pharmaceuticals, Inc.

3. License Agreement dated December 1, 2000, from Competitive Technologies, Inc. to Millennium Pharmaceuticals, Inc.


                                     A-2-1

                                   EXHIBIT A-3


                             MISCELLANEOUS CONTRACTS

1. Confidential Disclosure Agreement, dated, March 2, 2000, between Millennium Pharmaceuticals, Inc. (hereinafter "Millennium") and Interbrand Corp.

2. Consulting Agreement, dated January 24, 2000, between Millennium and Origin Pharmaceutical Services, Ltd.

3. Consulting Agreement, dated June 7, 2000, between Millennium and Patrick Associates, Inc.

4. Consulting Agreement, dated April 22, 1999, between Leukosite, Inc. (hereinafter "Leukosite") and Health Advances, Inc.

5. Consulting Agreement, dated June 14, 1999, between Leukosite and Hausmann & Wynne Associates, Inc.

6. Consulting Agreement, dated July 28, 1999, between Leukosite and Tess Schmalbach.

7. Consulting Agreement, dated May 30, 2000, between Millennium and Medivector.

8. Extension to Consulting Agreement, dated July 14, 2000, between Millennium and Medivector.

9. Master Contract Services Agreement, dated November 13, 2000, between Millennium and ProEd Communications, Inc.

10. Consulting Letter Agreement, dated August 13, 1998, between Leukosite and Milestone Alliances.

11. Consulting Agreement, dated August 25, 2000, between Millennium and Howard Weiner (Brigham & Womens Hospital.)

12. Consulting Agreement, dated September 4, 2000, between Millennium and Samia Khoury (Brigham & Womens Hospital.)

13. Consulting Agreement, dated January 2, 2001, between Millennium and Andrew Goodman (University of Rochester Medical Center.)

14. Consulting Agreement, dated May 16, 2001, between Millennium and Cindy Orlando.

15. Consulting Agreement, dated January 21, 2001, between Millennium and Timothy Vollmer (Yale University.)

16. Consulting Agreement, dated April 20, 2000, between Millennium and CB Associates.


                                     A-3-1

17. Contract Service Agreement, dated October 22, 1998, between Leukosite and University of Texas MD Anderson Cancer Center.

18. Contract Services Agreement, dated May 30, 2000, between Millennium and Kendall Strategies.

19. Contract Services Agreement, dated May 1, 2000, between Millennium and Shachtman Fagan, Inc.

20. Letter of Agreement, dated September 7, 2000, between Millennium and Parexel International Corp.

21. Contract Services Agreement, dated August 4, 2000, between Millennium and AQUAL Clinical Research Services, Inc.

22. Work Order #2 under Contract Services Agreement, dated October 26, 2000, between Millennium and Quintiles, Inc.

23. Contract Services Agreement, dated April 13, 2001, between Millennium and Access Bio, L.C.

24. Materials Cooporative Research and Development Agreement, dated March 10, 2000, between Millennium and National Institute of Health (National Cancer Institute.)

25. Material Transfer Agreement, dated July 1, 1999, between Millennium and Johns Hopkins University.

26. Material Release Agreement, dated September 30, 1996, between Leukosite and The Wellcome Foundation, Ltd.

27. Material Transfer Agreement, dated January 26, 2000, between Millennium and Northwestern University.

28. Material Transfer Agreement, dated February 14, 2000, between Millennium and Agostino Cortelezzi.

29. Material Transfer Agreement, dated March 22, 2000, between Millennium and Instituto Ricerche Farmacologiche "Mario Negri."

30. Material Transfer Agreement, dated December 15, 1998, between Leukosite and Dr. Richard Hambly (Bath Cancer Research.)

31. Material Transfer Agreement, dated April 17, 2000, between Millennium and Karolinska Institute (Olle Ringden.)

32. Material Transfer Agreement, dated April 19, 2000, between Millennium and University of Munich (M. Hallak.)


                                     A-3-2

33. Material Transfer Agreement, dated July 26, 2000, between Millennium and Duke University (David Rizzieri.)

34. Material Transfer Agreement, dated July 11, 2000, between Millennium and University of Koln (Markus Jensen.)

35. Material Transfer Agreement, dated August 5, 2000, between Millennium and Virchow University Hospital.

36. Material Transfer Agreement, dated July 28, 2000, between Millennium and Ludwigs/Maximilans University.

37. Material Transfer Agreement, dated November 28, 2000, between Millennium and University Hospital (P. Mitrou.)

38. Material Transfer Agreement, dated July 6, 2000, between Millennium and Royal United Hospital.

39. Letter Agreement, dated June 22, 1998, between Leukosite and SCIREX.

40. Master Clinical Trial Study Agreement, dated May 23, 2000, between Leukosite and Eastern Cooperative Oncology Group. (with Task Order Agreement dated January 11, 2001)

41. Agreement, dated September 1, 2000 between Millennium and the University of Oxford

42. Almedica Agreement


                                     A-3-3

                                    EXHIBIT B

                   GENERAL CONVEYANCE, TRANSFER AND ASSIGNMENT

                                    EXHIBIT C

                                 PROMISSORY NOTE


                                      -1-